ABERDEEN FUNDS

Aberdeen Focused U.S. Equity Fund (formerly, Aberdeen Equity Long-Short Fund)

(the “Fund”)

Supplement dated November 15, 2017 to the Fund’s Prospectus and Statement of

Additional Information, each dated February 28, 2017, as supplemented to date

(the “February 2017 Prospectus and SAI”)

Effective November 15, 2017, the Aberdeen Equity Long-Short Fund changed its name to the Aberdeen Focused U.S. Equity Fund and changed its principal investment strategies, advisory fee and expense limitation as set forth in a separate prospectus and statement of additional information dated November 15, 2017 (the “November 2017 Prospectus and SAI”).  The Aberdeen Focused U.S. Equity Fund is currently offered pursuant to the November 2017 Prospectus and SAI.  All references to, and information with respect to, the Aberdeen Equity Long-Short Fund are hereby deleted from the February 2017 Prospectus and SAI.

This supplement is dated November 15, 2017.

Please retain this Supplement for future reference.